CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK "[***]".

Supplemental Agreement No.26 to
Purchase Agreement No. 3866 between
The Boeing Company and
Alaska Airlines, Inc.

Relating to Boeing Models 737-8, 737-9, and 737-10 Aircraft

THIS SUPPLEMENTAL AGREEMENT NO. 26 (SA-26), entered into as of
December 31, 2024, is by and between THE BOEING COMPANY (Boeing) and ALASKA AIRLINES, INC. (Customer) (Boeing and Customer collectively, Parties). All capitalized terms used but not defined herein shall have the same meaning as in the Purchase Agreement.

WHEREAS, the Parties hereto entered into Purchase Agreement No. 3866 dated October 10, 2012 (as amended and supplemented, Purchase Agreement) relating to, among other things, Boeing model 737-8 aircraft (737-8 Aircraft), Boeing model 737-9 aircraft (737-9 Aircraft) and Boeing model 737-10 aircraft (737-10 Aircraft), (collectively, Aircraft);

WHEREAS, Boeing and Customer agree to revise terms regarding Accrued Interest related to Postponed Advance Payments; and

WHEREAS, Boeing and Customer have previously executed a document amending the Purchase Agreement to reflect revised advance payment requirements. Customer and Boeing now desire to incorporate such document into the Purchase Agreement to reflect such previous mutual agreement;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree to amend the Purchase Agreement as follows:

1.Table of Contents

BOEING PROPRIETARY
P.A. 3866
ASA

The “Table of Contents” in the Purchase Agreement is hereby deleted in its entirety and replaced with the revised Table of Contents, attached hereto and incorporated into the Purchase Agreement, to reflect the changes made in this SA-26.

2.Letter Agreement.
2.1Letter Agreement No. [***], entitled [***] is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, to incorporate an administrative update.
2.2Letter Agreement No. [***], entitled [***] is hereby deleted in its entirety and replaced with a revised Letter Agreement No. [***], attached hereto, to reflect changes in terms[***].
2.3Previously executed Letter Agreement No. [***], entitled [***], attached hereto, is hereby added and incorporated into the Purchase Agreement as part of SA-26 to reflect the Parties previous mutual agreement[***].
3.Miscellaneous.
3.1[***]
3.2[***]

EXECUTED IN DUPLICATE as of the day and year first written above and below.

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

ALASKA AIRLINES, INC.

By

Its	SVP Fleet, Revenue Products and Real Estate

BOEING PROPRIETARY
P.A. 3866
ASA